UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 12, 2019

ANTERO MIDSTREAM CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-38075	61-1748605
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1615 Wynkoop Street
Denver, Colorado 80202

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (303) 357-7310

Antero Midstream GP LP

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in  Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

On March 12, 2019, Antero Midstream GP LP (“AMGP”) and Antero Midstream Partners LP (“Antero Midstream”) completed the transactions (the “Closing”) contemplated by the previously announced Simplification Agreement, dated as of October 9, 2018 (the “Simplification Agreement”), by and among AMGP, Antero Midstream, AMGP GP LLC, Antero IDR Holdings LLC, a subsidiary of AMGP (“IDR Holdings”), Arkrose Midstream Preferred Co LLC, a wholly owned subsidiary of AMGP (“Preferred Co”), Arkrose Midstream Merger Sub LLC (“Merger Sub”), a wholly owned subsidiary of Arkrose Midstream Newco Inc., a wholly owned subsidiary of New AM (“NewCo”) and Antero Midstream Partners GP LLC, the general partner of Antero Midstream.

Pursuant to the Simplification Agreement, (i) AMGP was converted from a limited partnership to a corporation under the laws of the State of Delaware, and its name was changed (the “Name Change”) to Antero Midstream Corporation (which we refer to as “New AM” or the “Company” and the conversion, the “Conversion”), (ii) Merger Sub was merged with and into Antero Midstream, with Antero Midstream surviving the merger as a, wholly owned subsidiary of NewCo (the “Merger”) and (iii) all the issued and outstanding Series B Units representing limited liability company interests of IDR Holdings (the “Series B Units”), the holder of all of Antero Midstream’s incentive distribution rights, were exchanged for an aggregate of approximately 17.35 million shares of New AM Common Stock (as defined below) (the “Series B Exchange”). The Conversion, the Merger, the Series B Exchange and the other transactions contemplated by the Simplification Agreement are collectively referred to as the “Transactions.”  References herein to “New AM” or the “Company” refer to Antero Midstream GP LP prior to the Name Change and Antero Midstream Corporation following the Name Change.

Item 1.01  Entry into a Material Definitive Agreement.

Registration Rights Agreement.

In connection with the completion of the Transactions, New AM entered into a Registration Rights Agreement (the “Registration Rights Agreement”), dated as of March 12, 2019, with Antero Resources Corporation (“Antero Resources”), Arkrose Subsidiary Holdings (a wholly owned subsidiary of Antero Resources), certain members of management, certain funds affiliated with Warburg Pincus LLC, certain funds affiliated with Yorktown Partners LLC and former holders of the Series B Units (collectively, the “Registration Rights Holders”), pursuant to which (i) that certain Registration Rights Agreement, dated as of May 9, 2017, by and among AMGP, Warburg Pincus Private Equity X O&G, L.P., Warburg Pincus X Partners, L.P., Warburg Pincus Private Equity VIII, LP, Warburg Pincus Netherlands Private Equity VIII C.V.I., WP-WPVIII Investors, L.P., Yorktown Energy Partners V, L.P., Yorktown Energy Partners VI, L.P., Yorktown Energy Partners VII, L.P., Yorktown Energy Partners VIII, L.P., Paul M. Rady and Glen C. Warren, Jr. (the “2017 Registration Rights Agreement”) was terminated and (ii) New AM agreed to register the resale of certain shares of common stock of New AM, par value $0.01 per share (“New AM Common Stock”), received by the Registration Rights Holders in the Transactions, under certain circumstances, as described below.

Pursuant to the Registration Rights Agreement, the Company will use its reasonable best efforts to (i) prepare and file a registration statement under the Securities Act of 1933, as amended (the “Securities Act”), to permit the resale of the Registrable Securities (as defined in the Registration Rights Agreement) from time to time as permitted by Rule 415 of the Securities Act (or any similar provision adopted by the Securities and Exchange Commission (the “SEC”) then in effect) (the “Resale Registration Statement”) as soon as practicable, but in no event more than 30 days following the Closing and (ii) cause the Resale Registration Statement to become effective no later than 60 days after filing thereof. Except in certain circumstances, Sponsor Holders (as defined in the Registration Rights Agreement) owning at least three (3%) percent of the issued and outstanding shares of New AM Common Stock have the right to require the Company to facilitate an underwritten offering. The Company is not obligated to effect any demand registration in which the anticipated aggregate offering price included in such offering is less than $50,000,000. Sponsor Holders will also have customary piggyback registration rights to participate in underwritten offerings.

A Registration Rights Holder’s registration rights will expire at such time that such Registration Rights Holder no longer owns any Registrable Securities.

The foregoing description of the Registration Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Registration Rights Agreement, a copy of which is filed with this Current Report on Form 8-K as Exhibit 4.1 and is incorporated herein by reference.

Indemnification Agreements.

In connection with the Transactions, New AM entered into indemnification agreements with each of New AM’s directors and officers (the “Indemnification Agreements”). These agreements require New AM to indemnify these individuals to the fullest extent permitted under Delaware law against liability that may arise by reason of their service to New AM, and to advance expenses incurred as a result of any proceeding against them as to which they could be indemnified.

Indemnification Agreements were entered into with the following directors and officers of New AM: W. Howard Keenan, Jr., Peter A. Dea, David A. Peters, Glen C. Warren, Jr., Brooks J. Klimley, John C. Mollenkopf, Peter R. Kagan, Paul M. Rady, Rose M. Robeson, John Giannaula, Michael N. Kennedy, Kevin J. Kilstrom, Brian A. Kuhn, Aaron S.G. Merrick, Troy R. Roach, Alvyn A. Schopp, Yvette K. Schultz, Steven M. Woodward, W. Patrick Ash, Diana O. Hoff, Brendan E. Krueger, Robert H. Krcek, Timothy JC. Rady, Maria Wood Henry, Justin B. Fowler, David A. Cannelongo and K. Phil Yoo.

The foregoing description of the Indemnification Agreements does not purport to be complete and is qualified in its entirety by reference to the full text of the Indemnification Agreements, a form of which is filed with this Current Report on Form 8-K as Exhibit 10.1 and is incorporated herein by reference.

Voting Agreement Amendment.

On March 11, 2019, AMGP and Antero Resources entered into Amendment No. 1 to the Voting Agreement, dated as of October 9, 2018, by and between AMGP and Antero Resources to provide that Antero Resources would transfer certain AM Common Units (as defined below) to a wholly owned subsidiary prior to closing of the Transactions (the “Voting Agreement Amendment”).

The foregoing description of the Voting Agreement Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Voting Agreement Amendment, a copy of which is filed with this Current Report on Form 8-K as Exhibit 10.2 and is incorporated herein by reference.

Item 1.02  Termination of a Material Definitive Agreement.

The information provided in Item 1.01 regarding the termination of the 2017 Registration Rights Agreement is incorporated herein by reference.

Item 2.01  Completion of Acquisition or Disposition of Assets.

On March 12, 2019, New AM and Antero Midstream completed the Transactions contemplated by the Simplification Agreement, as described in the Introductory Note to this Current Report on Form 8-K. The information set forth in the Introductory Note is incorporated into this Item 2.01 by reference.

Pursuant to the Simplification Agreement, holders of common units representing limited partner interests in Antero Midstream (each, an “AM Common Unit”) issued and outstanding and held by the unitholders of Antero Midstream other than Antero Resources (collectively, the “AM Public Unitholders”), immediately prior to the effective time of the Merger (the “Effective Time”), could elect to receive, in exchange for each AM Common Unit, subject to proration as described below, one of:

•                  $3.415 in cash and 1.6350 shares of the common stock of New AM Common Stock (the “Public Mixed Consideration”);

•                  1.6350 shares of New AM Common Stock plus an additional number of shares of New AM Common Stock equal to the quotient of (A) $3.415 and (B) the volume-weighted average AMGP trading price on the New York Stock Exchange (the “NYSE”) for the 20 complete trading days ending prior to the consideration election deadline under the Simplification Agreement (the “AMGP VWAP”) (the “Public Stock Consideration”); or

•                  $3.415 in cash plus an additional amount of cash equal to the product of (A) 1.6350 and (B) the AMGP VWAP (the “Public Cash Consideration”).

Also pursuant to the Simplification Agreement, Antero Resources had the right to receive in exchange for each AM Common Unit held, $3.00 in cash without interest and 1.6023 validly issued, fully paid, nonassessable shares of New AM Common Stock.  The aggregate cash consideration to be paid, and the total number of shares of New AM Common Stock to be issued, to Antero Resources and the AM Public Unitholders were fixed under the Simplification Agreement at the total amount of cash and the total number of shares, as applicable, that would be paid if Antero Resources received the cash and stock consideration described above and all AM Public Unitholders elected to receive the Public Mixed Consideration. As a result, Antero Resources received $297 million in cash and 158.4 million shares of New AM Common Stock in consideration for the 98,870,335 AM Common Units it owned immediately prior to the Closing.

Based on the final proration results from American Stock Transfer & Trust Company, LLC, the consideration received by the AM Public Unitholders in exchange for each AM Common Unit held is as follows:

•                  AM Public Unitholders who elected to receive the Public Mixed Consideration received $3.415 in cash and 1.6350 shares of New AM Common Stock in exchange for each AM Common Unit;

•                  AM Public Unitholders who elected to receive the Public Stock Consideration received 1.8926 shares of New AM Common Stock in exchange for each AM Common Unit; and

•                  AM Public Unitholders who elected to receive the Public Cash Consideration received $10.1364 in cash and 1.1279 shares of New AM Common Stock in exchange for each AM Common Unit.

AM Public Unitholders who failed to make an election by 5:00 P.M., New York City time, on March 4, 2019, received the consideration received by AM Public Unitholders who elected to receive the Public Mixed Consideration. The AMGP VWAP, calculated for the 20 trading days ended on March 4, 2019, was $13.2558 per share.

In addition, at the Effective Time, all awards of Antero Midstream phantom units that were outstanding under the Antero Midstream Long-Term Incentive Plan (the “AM Plan”) immediately prior to the Effective Time, whether vested or unvested, were assumed by New AM and converted into restricted stock units that will each be settled in 1.8926 shares of New AM Common Stock under New AM’s amended and restated omnibus equity incentive plan (as discussed in Item 5.02 below).

The issuance of shares of New AM Common Stock in connection with the Merger was registered under the Securities Act pursuant to New AM’s registration statement on Form S-4 (Registration No. 333-228156), which became effective on January 31, 2019. The joint proxy statement/prospectus (the “Joint Proxy Statement/Prospectus”) included in the registration statement contains additional information about the Transactions, and incorporates by reference additional information about the Transactions from SEC filings made by New AM and Antero Midstream. Beginning on March 13, 2019, New AM’s Common Stock will trade on the NYSE with the ticker symbol “AM”.

The foregoing description of the Simplification Agreement and the Transactions contemplated thereby does not purport to be complete and is qualified in its entirety by reference to the full text of the Simplification Agreement, a copy of which was filed as Annex A to the Joint Proxy Statement/Prospectus.

Item 3.01.                Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The information provided in Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

In connection with the Closing, AMGP notified the NYSE on March 12, 2019 that each outstanding common share representing limited partner interests in AMGP (the “AMGP Common Shares”) was converted into the right to receive New AM Common Stock, subject to the terms and conditions of the Simplification Agreement.  AMGP requested that the NYSE file a notification of removal from listing on Form 25 with the SEC with respect to the delisting of the AMGP Common Shares. The AMGP Common Shares were delisted and removed from trading on the NYSE after market close on March 12, 2019, and the New AM Common Stock will commence trading on the NYSE under the symbol “AM” on March 13, 2019.

In addition, New AM intends to file with the SEC at a later date a certification and notice of termination on Form 15 requesting that the reporting obligations relating to AMGP’s common shares representing limited partner interests under Sections 13(a) and 15(d) of the Securities Act be suspended.

Item 3.02 Unregistered Sales of Equity Securities.

Series B Exchange.

On March 12, 2019, the Series B Exchange was completed in reliance upon an exemption from the registration requirements of the Securities Act, pursuant to Section 4(a)(2) thereof.  The information set forth in the Introductory Note to this Current Report on Form 8-K regarding the completion of the Series B Exchange is incorporated into this Item 3.02 by reference.

Preferred Stock Issuance.

At the effective time of the Conversion, New AM issued 10,000 shares of Series A Non-Voting Perpetual Preferred Stock, par value $0.01, of New AM (the “New AM Preferred Stock”), to Preferred Co for consideration of $0.01 per share, the terms of which are set forth in the Certificate of Designations filed as Exhibit 3.1 hereto, and (ii) Preferred Co transferred such New AM Preferred Stock to The Antero Foundation, a charitable organization, for no consideration (the “Preferred Stock Issuance”). In connection with the creation of the New AM Preferred Stock, New AM filed the Certificate of Designations with the office of the Secretary of State of the State of Delaware on March 12, 2019. A description of the material provisions of the Certificate of Designations is contained in the section of the Joint Proxy Statement/Prospectus titled “Description of Capital Stock,” which description is incorporated herein by reference.

The foregoing description of the Certificate of Designations does not purport to be complete and is qualified in its entirety by reference to the full text of the Certificate of Designations, a copy of which is filed with this Current Report on Form 8-K as Exhibit 3.1 and is incorporated herein by reference.

Item 3.03 Material Modification to Rights of Security Holders.

The information set forth under Item 2.01 and Item 5.03 is incorporated into this Item 3.03 by reference.

At the Effective Time, each AMGP Common Share that was outstanding immediately prior to the Effective Time was cancelled and converted into the right to receive New AM Common Stock. Holders of such AMGP Common Shares ceased to have any rights as holders of AMGP Common Shares (other than the right to receive New AM Common Stock) and instead have the rights of a holder of New AM Common Stock.  A description of the changes in the rights of stockholders as a result of the Transactions is contained in the section of the Joint Proxy Statement/Prospectus, titled “Comparison of the Rights of New AM Stockholders, AMGP Shareholders and AM Unitholders,” which description is incorporated herein by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

All of the executive officers of Antero Midstream Partners GP LLC, the general partner of Antero Midstream, were also executive officers of AMGP GP LLC, the general partner of AMGP, immediately prior to the Effective Time. Following the Transactions, these individuals will continue as executive officers of New AM.

Following the Transactions, W. Howard Keenan, Jr., Peter A. Dea, Glen C. Warren, Jr., Brooks J. Klimley, Peter R. Kagan and Rose M. Robeson, each a member of the board of directors of AMGP GP LLC prior to the Effective Time, will continue to serve on the board of directors of New AM (the “Board”) after the Effective Time. Mr. Rady will continue to serve on the Board and as Chairman of the Board.  David A. Peters and John C. Mollenkopf, each a member of the board of directors of Antero Midstream Partners GP LLC prior to the Effective Time, were appointed to the Board. James R. Levy, a member of the board of directors of AMGP GP LLC prior to the Effective Time, resigned from the Board. Mr. Levy’s resignation as a director was not the result of any disagreement with New AM or any of its affiliates on any matters relating to New AM’s operations, policies or practices.

Messrs. Klimley, Dea and Mollenkopf and Ms. Robeson will serve on the Nominating and Governance committee; Ms. Robeson and Messrs. Klimley and Peters will serve on the Audit Committee; Messrs. Dea,

Mollenkopf and Keenan will serve on the Compensation Committee; and Messrs. Klimley and Dea and Ms. Robeson will serve on the Conflicts Committee.  Mr. Klimley will serve as the Lead Independent Director.

In connection with the entry into the Simplification Agreement, AMGP, Arkrose Subsidiary Holdings LLC, certain funds affiliated with Warburg Pincus LLC, certain funds affiliated with Yorktown Partners LLC, Paul M. Rady and Glen C. Warren, Jr. entered into the Stockholders’ Agreement (the “Stockholders’ Agreement”), which became effective as of the Closing and governs certain rights and obligations of the parties following the consummation of the Transactions, including rights to designate directors for election to the Board. There are no arrangements or understandings between any director of the Company and any other person pursuant to which the director was selected as a director other than the provisions of the Stockholders’ Agreement relating to the appointment of the directors.  Other than as disclosed in Antero Midstream’s Annual Report on Form 10-K for the year ended December 31, 2018 (filed with the SEC on February 13, 2019), Messrs. Peters and Mollenkopf are not party to any transactions that would be required to be reported under Item 404(a) of Regulation S-K in this Current Report on Form 8-K. The foregoing description of the Stockholders’ Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Stockholders’ Agreement, a copy of which was filed as Exhibit 10.3 to the Company’s Current Report on Form 8-K with the SEC on October 10, 2018 and is incorporated herein by reference.

New AM Long Term Incentive Plan.

In connection with the Transactions, the Board adopted the Antero Midstream Corporation Long Term Incentive Plan (the “New AM LTIP”), which became effective upon the Closing, for the benefit of employees, directors and other service providers of the Company and its affiliates. The New AM LTIP provides for the grant of stock options, stock appreciation rights, restricted stock, restricted stock units, dividend equivalents, other stock-based awards, cash awards and substitute awards. The New AM LTIP will be administered by the Board or a committee thereof.

Subject to adjustment in accordance with the terms of the New AM LTIP, 15,398,901 shares of New AM Common Stock have been reserved for issuance pursuant to awards under the New AM LTIP, including with respect to the phantom unit awards that were outstanding under the AM Plan immediately prior to the Closing and were converted into restricted stock unit awards under the New AM LTIP, effective as of the Closing. New AM Common Stock subject to an award that expires or is canceled, forfeited, exchanged, settled in cash or otherwise terminated without delivery of shares and shares withheld to pay the exercise price of, or to satisfy the withholding obligations with respect to, an award will again be available for delivery pursuant to other awards under the New AM LTIP.

Under the New AM LTIP, in a single calendar year, a non-employee director may not be paid compensation, whether denominated in cash or awards granted under the New AM LTIP, for such individual’s service on the Board in excess of $750,000, prorated for partial calendar years of service. Additional cash amounts or awards may be paid for any calendar year in which a non-employee director serves on a special committee of the Board or serves as lead director.

The AM Plan and the Antero Midstream GP LP Long-Term Incentive Plan have been terminated, and all shares previously registered by Antero Midstream and AMGP with respect to these plans have been deregistered with the SEC.

The foregoing description of the New AM LTIP does not purport to be complete and is qualified in its entirety by reference to the full text of the New AM LTIP, a copy of which is attached as Exhibit 10.3 hereto and is incorporated herein by reference.

Item 5.03                   Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year.

The information set forth in the Introductory Note regarding the Conversion and the information set forth in Item 3.02 regarding the Preferred Stock Issuance are incorporated into this Item 5.03 by reference.

In connection with the Conversion, on March 12, 2019, the Company filed a Certificate of Conversion (the “Certificate of Conversion”) and a Certificate of Incorporation (the “Certificate of Incorporation”) with the office of the Secretary of State of the State of Delaware, and adopted the bylaws of the Company (the “Bylaws”).  In connection with the Preferred Stock Issuance, the Company filed a Certificate of Designations with the office of the state of the Secretary of State of Delaware. Descriptions of the material provisions of the Certificate of Incorporation, Certificate of Designations and the Bylaws are contained in the section of the Joint Proxy Statement/Prospectus, titled “Description of Capital Stock,” which descriptions are incorporated herein by reference.

The foregoing description of the Certificate of Conversion, Certificate of Incorporation and Bylaws does not purport to be complete and is qualified in its entirety by reference to the full text of the Certificate of Conversion, Certificate of Incorporation and Bylaws of the Company, copies of which are attached as Exhibits 3.2, 3.3 and 3.4 hereto, respectively, and are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

This Current Report on Form 8-K includes unaudited pro forma condensed combined balance sheet data of New AM as of December 31, 2018, and the unaudited pro forma condensed combined statements of operations and comprehensive income of New AM for the year ended December 31, 2018. The unaudited pro forma condensed combined financial statements have been derived from (i) the audited consolidated financial statements of Antero Midstream as of and for the year ended December 31, 2018, which are filed as Exhibit 99.3 to this Current Report on Form 8-K and are incorporated herein by reference, and (ii) the audited consolidated financial statements of AMGP as of and for the year ended December 31, 2018, adjusted to reflect the reverse acquisition of AMGP by Antero Midstream. The unaudited pro forma condensed combined financial statements were prepared as if the Transactions had occurred on December 31, 2018 in the case of the unaudited pro forma condensed combined balance sheet and as of January 1, 2018 in the case of the unaudited pro forma condensed combined statements of operations and comprehensive income. Management derived the unaudited pro forma condensed combined financial statements by applying pro forma adjustments to the historical consolidated financial statements of Antero Midstream.

The pro forma adjustments are based upon currently available information and certain estimates and assumptions; therefore, actual results may differ from the pro forma adjustments. Management believes, however, that the assumptions provide a reasonable basis for presenting the significant effects of the Transactions and are factually supportable, directly attributable and are expected to have a continuing impact on New AM’s profit and loss and that the pro forma adjustments give appropriate effect to management’s assumptions and are properly applied in the unaudited pro forma condensed combined financial statements. The notes to the unaudited pro forma condensed combined financial statements provide a detailed discussion of how such adjustments were derived and presented in the unaudited pro forma condensed combined financial statements.

The unaudited pro forma condensed combined balance sheet of New AM as of December 31, 2018, and the unaudited pro forma condensed combined statements of operations and comprehensive income of New AM for the year ended December 31, 2018 are filed as Exhibit 99.4 to this Current Report on Form 8-K and are incorporated herein by reference.

(d)         Exhibits.

EXHIBIT	DESCRIPTION
3.1	Certificate of Designations of Antero Midstream Corporation, dated March 12, 2019.

3.2	Certificate of Conversion of Antero Midstream Corporation, dated March 12, 2019.

3.3	Certificate of Incorporation of Antero Midstream Corporation, dated March 12, 2019.

3.4	Bylaws of Antero Midstream Corporation, dated March 12, 2019.

4.1

Registration Rights Agreement, dated March 12, 2019, by and among Antero Midstream Corporation, Warburg Pincus Private Equity X O&G, L.P., Warburg Pincus X Partners, L.P., Warburg Pincus Private Equity VIII, LP, Warburg Pincus Netherlands Private Equity VIII C.V. I., WP-WPVIII Investors, L.P., Yorktown Energy Partners V, L.P., Yorktown Energy Partners VI, L.P., Yorktown Energy Partners VII, L.P., Yorktown Energy Partners VIII, L.P., Antero Resources Corporation, Arkrose Subsidiary Holdings LLC, Glen C. Warren, Jr., Canton Investment Holdings LLC, Paul M. Rady, Mockingbird Investments, LLC and the Employee Holders named in Schedule I thereto, acting severally.

10.1	Form of Indemnification Agreement.

10.2	Amendment No. 1 to the Voting Agreement by and between Antero Midstream GP LP and Antero Resources Corporation, dated as of March 11, 2019.

10.3	Antero Midstream Corporation Long Term Incentive Plan, effective as of March 12, 2019.

99.1	Joint Press Release, dated March 12, 2019.

99.2	Supplemental Risk Factors.

99.3	Audited consolidated financial statements of Antero Midstream Partners LP.

99.4	Unaudited pro forma condensed combined financial statements of Antero Midstream Corporation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANTERO MIDSTREAM CORPORATION

	By:	/s/ Glen C. Warren, Jr.
Glen C. Warren, Jr.
President and Secretary

Dated: March 12, 2019